UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 22, 2010
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

This is the first page of a 4 page document.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On September 16, 2010, the Board of Directors of John Wiley & Sons, Inc. (the “Company”) announced the retirement of William J. Pesce as President and Chief Executive Officer, effective May 1, 2011.  The Board of Directors will also recommend Mr. Pesce for the slate of Director Candidates to be voted on at the Annual Meeting of Shareholders in September 2011.

Also on September 16, 2010, the Board of Directors announced that Stephen M. Smith has been named as the Company’s next President and Chief Executive Officer and will become a member of its Board of Directors, effective May 1, 2011.  On August 31, 2010, the Executive Compensation and Development of the Company approved an employment agreement for Mr. Smith, in connection with his being appointed President and Chief Executive Officer of the Company. The terms of the employment contract include the following:

•	A base salary of $800,000
•	A target incentive of 110% of base salary
•	A one-time grant of 20,000 restricted shares, such shares to vest 50% on May 1, 2015 and 50% on May 1, 2016
•	A grant of 100,000 stock options and 20,000 restricted performance share in June 2011 covering the FY2012-14 performance cycle.

A copy of the employment contract is attached as Exhibit 10.29 to this Current Report on Form 8-K and is incorporated in its entirety herein.

A copy of the press release announcing the appointment of Mr. Smith as President and Chief Executive Officer and Mr. Pesce’s retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s Shareholders was held on September 16, 2010.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board’s solicitations.  At this meeting, the shareholders were requested to: (1) elect a board of directors; and 2) ratify the appointment by the Board of Directors of the Company’s independent public accountants for the fiscal year ending April 30, 2011.

(1) At the Meeting, the holders of 45,967,926 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld from each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Raymond W. McDaniel, Jr. .	41,882,503	547,086	3,538,337
William B. Plummer	41,927,201	502,388	3,538,337
Kalpana Raina	41,935,578	494,011	3,538,337

At the Meeting, the holders of 9,115,066 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting aquorum.  The tabulation below sets forth the number of votes cast for or withheld for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Warren J. Baker	8,732,858	8,501	373,707
Richard M. Hochhauser	8,734,458	6,901	373,707
Matthew S. Kissner	8,734,458	6,901	373,707
Eduardo Menasce	8,734,458	6,901	373,707
William J. Pesce	8,734,458	6,901	373,707
Bradford Wiley II	8,699,566	41,793	373,707
Peter Booth Wiley	8,732,008	9,351	373,707

2)
At the Meeting, the holders of 13,711,859 shares of the Company’s combined Class A and Class B Common Stock were represented in person or by proxy to vote the approval of KPMG LLP as independent accountants for the Company for the fiscal year ending April 30, 2011; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,653,421	35,236	23,202

Item 7.01 – Regulation FD Disclosure

On September 16, 2010, the Board of Directors of John Wiley & Sons, Inc. (the “Company”) approved a share repurchase program of 4,000,000 shares of the Company’s Class A or Class B Common stock. A copy of the press release announcing the share repurchase is attached as Exhibit 99.2 to this Current Report on Form 8-K.

.  Item 9.01 – Financial Statement and Exhibits.

(d)           Exhibits
10.29 Employment Agreement with Stephen M. Smith
99.1 Press release, dated September 16, 2010
99.2 Press release, dated September 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant
By:	/s/ William J. Pesce
William J. Pesce
President and Chief Executive Officer
By:	/s/ Ellis E. Cousens
Ellis E. Cousens
Executive Vice President and
Chief Financial & Operations Officer
Dated: September 22, 2010